Investment Thesis Financial Data as of March 31, 2023 Dated: May 2023 Exhibit 99.1

2 Executive Summary Slides 5 — 14

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "should," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the continued effects of the COVID-19 pandemic and related variants and mutations, including the continued effects on our business, operations, and employees as well as the businesses of our customers; competition; government legislation, regulations and policies; the ability of Old National to execute its business plan, including the completion of the integration related to the merger between Old National and First Midwest, and the achievement of the synergies and other benefits from the merger; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; uncertainty about the discontinued use of LIBOR and the transition to an alternative rate; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigation; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results or performance. Such forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Therefore, undue reliance should not be placed upon these estimates and statements. We cannot assure that any of these statements, estimates, or beliefs will be realized and actual results or outcomes may differ from those contemplated in these forward-looking statements. We undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise after the date of this report. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC. Investors should consider these risks, uncertainties, and other factors in addition to the factors under the heading “Risk Factors” included our other filings with the SEC.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include the CECL Day 1 non-purchased credit deteriorated (“non-PCD”) provision expense, merger related charges associated with completed acquisitions, gain on sale of health savings accounts, property optimization charges, and net securities gains/losses. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity and net income applicable to common shares may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger related charges and the CECL Day 1 non-PCD provision expense from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger related charges and property optimization charges, as well as adjusted noninterest income, which excludes the gain on sale of health savings accounts and net securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 The Best of Offense and Defense Financial data as of or for the quarter ended March 31, 2023, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.4 billion of affiliate deposits and $3.4 billion of collateralized or otherwise insured deposits 2

6 Commitment to Excellence

Snapshot of Old National

Summary[1]

Headquarters	Evansville, IN
Market Cap	$3,632
P/ TBV	125%
Dividend Yield	4.5%
LTM Average Daily Volume (Actual)	1,920,312
Total Assets	$47,843
Wealth Assets Under Management	$28,246
1Q23 ROATCE As Reported/ Adjusted[2]	21.0% / 23.4%

Company Description

- 6th largest commercial bank headquartered in Midwest - top 35 banking company based in the U.S. by assets
  - 256 branches and 348 ATMs

Key Financial Metrics[3]

Cost of Total Deposits	72 bps
Cycle to Date Total Deposit Beta	15%
Uninsured coverage ratio[5]	~150%
Loans to Total Deposits	91%
Tangible Book Value	$9.98
Efficiency Ratio As Reported/ Adjusted[2]	52.8% / 48.8%
Net Charge Offs / Average Loans, excluding PCD	0.05%
90+ Day Delinquent Loans	0.00%
Non-Performing Loans/ Total Loans	0.74%
Tangible Common Equity to Tangible Assets	6.4%

Loan Mix[3,4]


Other Consumer 5%
HELOC 3%
Residential Real Estate 21%
CRE Non-Owner Occupied 30%
C&I 31%
CRE Owner Occupied 10%

Deposit Mix[3]


Money Market 17%
Time 12%
Savings 17%
Demand 31%
NOW 23%

$ in millions, except as noted [1] Market data as of 05/08/2023 [2] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [3] As of or for the three months ended 3/31/2023 [4] Includes loans held for sale [5] Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.4 billion of affiliate deposits and $3.4 billion of collateralized or otherwise insured deposits. PCD - purchased credit deteriorated ROATCE - return on average tangible common equity

OLD NATIONAL BANCORP 7

8 Accomplished an Exceptional Transformation $9 $12 $33 2016 2019 2023E $11 $15 $35 2016 2019 2023E $202 $326 $861 2016 2019 2023E $0.95 $1.45 $2.05 2016 2019 2023E 1.71% 1.88% 2.07% 2016 2019 2023E 12% 16% 19% 2016 2019 2023E Loans ($ in billions) Deposits ($ in billions) Adj. PPNR2 ($ in millions) Adj. EPS2 Adj. PPNR / Avg. Earning Assets2 Adj. ROATCE2 111 111 2016-2023E CAGR 23% 2016-2023E CAGR 12% 1 Source: FactSet 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

9 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 Top 35 Largest commercial bank in the country by assets3 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 ONB - A Premier Midwest Banking Franchise Top 35 Largest commercial bank in the country by assets3 12% of total franchise 0.3% of total franchise 8% of total franchise 42% of total franchise 3% of total franchise 30% of total franchise 5% of total franchise 1 Includes depositories headquartered in the Midwest; excludes merger targets, mutuals and trust banks 2 Ranked by gross revenue from fiduciary activities for the year ended 12/31/21; includes U.S.-headquartered depositories with MRQ assets less than $100 billion; excludes merger targets, MOE participants, trust companies and subsidiaries of foreign organizations 3 Includes major exchange- traded banks headquartered nationwide; excludes mergers, mutuals and trust banks Growth and return profiles positioned for above-peer performance Positioned to be the Midwest’s leading financial services provider Continue to expand our footprint and invest in revenue-generating talent

10 Stable Deposit Base Key Performance Drivers • Deposits stable including normal seasonal patterns in public funds • Spot rate of 1.26% on IB deposits at March 31, 2023 • Peer leading deposit franchise • Total cost of deposits of 72 bps • Noninterest-bearing deposits represent 32% of core deposits • Total deposit beta cycle to date (1Q22-1Q23) of 15% (IB deposit beta of 23%) • Deposit beta was ~ half of peers during the last rate hike cycle (4Q16-4Q18)$ in billions, unless otherwise stated Peer Group data per S&P Global Market Intelligence as of 12/31/2022 - See Appendix for definition of Peer Group IB - interest-bearing BOP - beginning of period Cost of IB Deposits 0.07% 0.09% 0.19% 0.52% 1.09% 0.12% 0.20% 0.52% 1.12% ONB Peer Average 1Q22 2Q22 3Q22 4Q22 1Q23 Average Total Deposits $26.9 $35.8 $35.8 $35.4 $34.9 $15.9 $20.6 $20.8 $20.3 $19.8 $9.3 $12.7 $12.6 $12.4 $11.5$1.7 $2.5 $2.5 $2.7 $3.6 Transaction Noninterest-Bearing Time 1Q22 2Q22 3Q22 4Q22 1Q23 Total Deposits $35.0 $34.9 $18.0 $18.1 $13.8 $14.0 $3.3 $2.8 Retail Commercial Public 4Q22 1Q23 Period-End Balances

11 Core Deposit Tenure 25% 25%20% 30% <5 years 5-15 years 15-25 years >25 years 75% >5 years Granular, Long-Tenured Deposit Base Deposit Highlights • Uninsured deposits2 ~30% of total deposits • Granular low-cost core deposit franchise • Top 20 deposit clients represents only 4.8% of total deposits; ~60% collateralized Average Core Account Balance ONB Peer Average $0-$250k >$250k $16k $938k $22k $1.5mm Insured and Collateralized Total Deposits $18.5 $13.5 $2.8 $15.5 $6.2 $2.7 $3.0 $7.3 Insured & Collateralized Uninsured, uncollateralized Retail Commercial Public $ in billions, unless otherwise stated Data as of March 31, 2023 1 Peer Group data per S&P Global Market Intelligence as of 12/31/2022 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.4 billion of affiliate deposits and $3.4 billion of collateralized or otherwise insured deposits. k - thousand IB - interest-bearing 1 $0.1 2

Ample Funding & Liquidity

Total Funding



$40.6
$3.0
$20.1
$11.9
$5.6
4Q22
$41.7
$4.2
$19.8
$11.0
$6.7
1Q23
Period-End Balances
Time
Noninterest-Bearing
Interest-Bearing Core
Borrowed funds

Liquidity[1]



$15.7
$5.4
$10.3
$10.4
Liquidity Capacity
Uninsured, Uncollateralized Deposits[4]
Immediate capacity[2]
Unencumbered eligible collateral[3]

Funding & Liquidity Highlights

- Ample liquidity sources of $15.7 billion, covering ~150% of uninsured deposits[4]
  - $10.3 billion of immediate liquidity sources includes cash and cash equivalents, FHLB, BTFP and Fed discount window
  - $5.4 billion of estimated funding capacity supported by high-quality unencumbered collateral
- Additional liquidity sources (not included in ~150% of uninsured deposits ratio) include:
  - ~$6 billion of brokered CD and unsecured lines of credit capacity
  - ~$4 billion of insured cash sweep product capacity
- Tested but have not drawn on BTFP or Fed discount window

$ in billions [1] *Uninsured deposits as of March 31, 2023; liquidity capacity as of March 31, 2023, plus recently pledged loan collateral to FHLB* [2] *Includes cash and cash equivalents and funding capacity at FHLB, discount window and BTFP* [3] *Estimated liquidity capacity supported by unencumbered eligible collateral* [4] *Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.4 billion of affiliate deposits and $3.4 billion of collateralized or otherwise insured deposits.*
BTFP - Bank Term Funding Program of the Federal Reserve

OLD NATIONAL BANCORP 12

13 Granular & Diversified Loan Portfolio1 As of March 31, 2023 1 Includes loans held for sale 2 Based on review of top 80% of CRE non-owner occupied office portfolio. CBD - Central business district MSP - Minneapolis & St. Paul Home Equity 3% CRE Non- Owner Occupied 30% CRE Owner Occupied 10% C&I 31% Residential Real Estate 21% Other Consumer 5% Retail 3%Warehouse/ Industrial 4% Other 5% Multifamily 13% Office 4% Office CRE NOO Portfolio • Granular portfolio and balanced across footprint • Average loan size of $2.6 million • CBD across 11 cities in our footprint ▪ Chicago and MSP total <$50 million • 4% of total loans • Medical - <1% of total loans • CBD - <1% of total loans Credit Tenant 1% Medical <1% Suburban and other 1% Central Business District <1% $9.6 billion $1.3 billion $31.8 billion Total Loans CRE Non-Owner Occupied 30% of Total Loans Office 4% of Total Loans • Weighted Averages2 • LTV of ~60% • DSC of ~1.30x • Occupancy of ~85% Senior Housing 1%

14 Outlook Category Outlook Loans • Loan growth consistent with our pipelines in the mid single digit range for the remainder of FY2023 Net Interest Income / Net Interest Margin • Net interest income expected to be 9-12% higher than FY2022; margin will continue to be under pressure and dependent upon future fed rate actions and deposit repricing • Contractual accretion of ~$16 million for the remainder of FY2023 Noninterest Income • Wealth management expected to grow, subject to market volatility • Mortgage revenue will be subject to industry trends • Capital markets revenue; expect to be consistent with 1Q23 levels • Service charge changes implemented in December 2022; expect to be seasonally higher than 1Q23 levels Noninterest Expense • Noninterest expenses, excluding merger-related and property optimization charges, consistent with prior guidance with FY2023 total expense of ~$939 million Credit • Provision expected to cover loan growth and non-PCD loan portfolio net charge-offs • Conservative approach to reserves given economic uncertainty • QoQ fluctuation in net charge-offs expected as PCD loans resolve Capital • Strong capital position validated by internal stress testing • No further capital actions anticipated Income Taxes • Expect 2023 tax credit amortization of ~$11 million for the remainder of FY2023 tax rates expected to be ~22% GAAP and 24% Core FTE

Financial Details Financial Data as of March 31, 2023

First-Quarter 2023 Highlights

EPS / Net Income	Adj. EPS[1] / Net Income	Adj. Return on Avg. Assets / TCE[1]
$0.49 / $143 million	$0.54 / $159 million	1.39% / 23.4%
Total Cost of Deposits / Total Deposit Beta	**Uninsured Coverage Ratio[2]**	**Adj. Efficiency Ratio[1]**
72 bps / 15%	~150%	48.8%

- **Granular low-cost deposit franchise;** total deposit costs of 72 bps and total deposit beta cycle to date of 15% (IB deposit beta of 23%)
- **Stable total deposits** including normal seasonal patterns in public funds
- **Strong liquidity** provided by existing funding sources plus available unencumbered, high-quality collateral; ~150% uninsured coverage ratio[2] and loan to deposit ratio of 91%
- **Credit** remains **strong**, NCOs of 5 bps excluding PCD loans
- **Well managed expenses** with adjusted efficiency ratio of 48.8%
- **Disciplined and balanced** loan growth

[1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Uninsured deposits as of March 31, 2023; liquidity capacity as of March 31, 2023, plus recently pledged loan collateral to FHLB. Uninsured deposits includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.4 billion of affiliate deposits and $3.4 billion of collateralized or otherwise insured deposits.
NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity

OLD NATIONAL BANCORP 16

First-Quarter 2023 Results

	1Q23	4Q22	1Q22[1]	1Q23 vs. 4Q22	1Q23 vs. 1Q22[1]
Net Interest Income (FTE)[2,3]	$ 387	$ 396	$ 227	(2)%	70%
Provision for credit losses[4]	13	11	109	18%	(88)%
Noninterest income excl. net securities (losses) gains, and gain on sale of HSAs[2]	76	74	65	3%	17%
Net securities (losses) gains and gain on sale of HSAs	(5)	91	—	(105)%	N/M
Noninterest expense excl. merger-related and property optimization charges[2]	235	235	175	—%	34%
Merger-related and property optimization charges	16	47	40	(66)%	(60)%
Income taxes (FTE)[2]	47	67	(5)	(30)%	N/M
Net income (loss)	**$ 147**	**201**	**$ (27)**	**(27)%**	**N/M**
Preferred Dividends	4	4	2	—%	100%
Net income (loss) applicable to common shares	**$ 143**	**$ 197**	**$ (29)**	**(27)%**	**N/M**
Net income applicable to common shares, adjusted[2]	**$ 159**	**$ 164**	**$ 92**	**(3)%**	**73%**
NIM (FTE)[2,3]	**3.69 %**	**3.85 %**	**2.88 %**	**(16) bps**	**81 bps**
Earnings per diluted share	**$ 0.49**	**$ 0.67**	**$ (0.13)**	**(27)%**	**N/M**
Adjusted earnings per diluted share[2]	**$ 0.54**	**$ 0.56**	**$ 0.40**	**(4)%**	**35%**
Return on average assets	**1.25 %**	**1.74 %**	**(0.31)%**	**(49) bps**	**156 bps**
Adjusted return on average assets[2]	**1.39 %**	**1.46 %**	**1.07 %**	**(7) bps**	**32 bps**
Return on average tangible common equity	**21.0 %**	**31.5 %**	**(4.0)%**	**(1,050) bps**	**2,500 bps**
Adjusted return on average tangible common equity[2]	**23.4 %**	**26.5 %**	**15.0 %**	**(310) bps**	**840 bps**

$ in millions, except per-share data [1] Impacted by the merger with First Midwest Bancorp, Inc. during mid-1Q22 [2] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [3] Fully Taxable Equivalent Basis [4] Includes the provision for unfunded commitments PCD - purchased credit deteriorated N/M - not meaningful

OLD NATIONAL BANCORP 17

18 Liquid, Well-Capitalized Balance Sheet $ in millions 1 Impacted by the merger with First Midwest Bancorp, Inc. during mid-1Q22 2 Includes loans held-for-sale AOCI - accumulated other comprehensive income CET1 - common equity Tier 1 RWA - risk-weighted assets 1Q23 4Q22 1Q221 1Q23 vs. End of Period Balances 4Q22 1Q221 Cash and cash equivalents $ 1,114 $ 728 $ 1,977 53% (44)% Equity securities, at fair value 72 53 67,555 36% 7% Available-for-sale securities, at fair value 6,687 6,774 8,751 (1)% (24)% Held-to-maturity securities, at amortized cost 3,071 3,089 2,082 (1)% 48% Federal Home Loan Bank/Federal Reserve Bank stock, at cost 413 314 290,393 32% 42% Total loans2 31,833 31,136 28,376 2% 12% Alowance for credit losses (299) (304) (281) (2)% 6% Premises and equipment, net 567 557 584 2% (3)% Goodwill and other intangibles assets 2,119 2,125 2,145 —% (1)% All other assets 2,265 2,291 1,843 (1)% 23% Total assets $ 47,842 $ 46,763 $ 45,835 2% 4% Total deposits 34,918 35,001 35,607 —% (2)% Borrowings 6,740 5,586 4,348 21% 55% All other liabilities 907 1,048 648 (13)% 40% Total liabilities $ 42,565 $ 41,635 $ 40,603 2% 5% Shareholders’s equity $ 5,277 $ 5,129 $ 5,232 3% 1% CET1 capital to RWA 9.98% 10.03% 10.04% (5) bps (6) bps AOCI $ (708) $ (786) $ (338) (10)% 109%

19 $28,336 $29,554 $30,529 $31,124 $31,822 1Q22 2Q22 3Q22 4Q22 1Q23 Total Loans and Earning Assets Earning Asset Mix Consumer 6% Residential 16% Commercial 53% Cash / Securities 25% $ in millions 1 Includes consumer and residential real estate loans 2 Available for sale effective duration including securities hedges 3 Cash flows include principal and interest NTM - Next 12 months CMBS - Commercial mortgage-backed security Total Loans Up 12% YoY 3.64% Loan Yields% 4.01% 4.54% 5.08% 5.42% Total loans • Disciplined growth of $698 million, +2% from 4Q22 • Commercial growth of $694 million, +3% • Total consumer1 growth of $4 million Securities • Duration2 of 4.4 vs. 4.6 in 4Q22 • 1Q23 yield was 2.95% • Estimated NTM cash flows3 of ~$1.2 billion • High-quality portfolio ▪ 78% U.S. treasuries and agency-backed securities ▪ 18% highly-rated municipal securities ▪ 4% corporate and other ▪ All CMBSs are agency-backed

20 Commercial Loan Production & Pipeline $ in millions Retail 5% Warehouse/ Industrial 14% Other 6% Multifamily 19% Office 2% Production & Pipeline Highlights • $1.8 billion total production • $1.3 billion on balance sheet • $5.4 billion total pipeline CRE - Non-OO $835 CRE - OO $137 Business Banking $198 Corporate $601 Other $34 1Q23 new production avg yields • Commercial: 6.72%; up 64 bps from 4Q22 • 76% of commercial production is floating rate • March production yields of 6.87% CRE Non-Owner Occupied 46% of Total Production $1.8 billion $835 million Total Production

21 Credit Continues to be Strong Key Performance Drivers • Stable net charge-offs of 5 bps excluding 16 bps impact of PCD loans; continues to trend better than peers 0.81% 0.74% 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 4Q22 1Q23 0.19% 0.14% 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 4Q22 1Q23 Non-Performing Loans 30+ Day Delinquency 0.05% 0.21% 0.05% 0.05% ONB ONB, excluding PCD 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-offs

22 Allowance for Credit Losses Allowance to Total Loans $103 $303 $310 $328 $336 $333 0.85% 1.07% 1.05% 1.08% 1.08% 1.05% ACL ACL / Total Loans 1/1/2020 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held for sale 3 Includes the provision for unfunded commitments 1, 2 Key Model Inputs • Unchanged 100% weighting toward Moody’s S-3 scenario • Economic assumptions (upper bound) • GDP (-3.1%) • Unemployment (7.1%) • BBB Spread / 10Y Treasury (2.6x) • Commercial Asset Quality Ratings • Consumer Credit Bureau Score • Loan To Value • Portfolio segment • Seasoning Purchase Accounting Impact • $96 million of discount remaining on acquired loans • $54 million of allowance on PCD loans remaining on $1.0 billion of loans Allowance for Credit Losses $336 $2 $(12) $7 $333 Allowance 12/31/22 Portfolio Mix Changes Economic Forecast & Other Assumptions Growth Allowance 3/31/2023 1

23 Net Interest Income & Net Interest Margin1 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes PPP loans 3 Includes consumer and residential real estate loans Key Performance Drivers • Net interest income decreased $9 million • NIM1 decreased 16 bps vs. 4Q22 • Strong low-cost deposit franchise; total deposit costs of 72 bps • Low total deposit beta cycle to date of 15% (IB deposit beta of 23%) • Loan to deposit ratio of 91% • Proactively managing balance sheet toward a neutral rate risk position • $2.1 billion of balance sheet hedges providing down-rate protection Impacts on Net Interest Margin 3.85% 0.25% (0.02)% (0.02)% (0.06)% (0.31)% 3.69% 4Q22 Rate / volume mix Accretion Excess Cash # Days IB Deposit Costs 1Q23 1 Net Interest Margin 3.04% 4.49% 4.79% 2.88% 3.85% 3.69% 0.24% 0.95% 1.58% 1Q22 2Q22 3Q22 4Q22 1Q23 1 Net Interest Margin IE Assets Yield IB Liabilities Cost Net Interest Income Accretion Income 1Q22 2Q22 3Q22 4Q22 1Q23 1 $16 $35 $25 $10 $227 $342 $382 $396 $387 $8

24 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Adjusted Noninterest Income $65 $89 $81 $74 $76 $22 $32 $31 $29 $27 $22 $28 $25 $26 $27 $7 $6 $5 $4 $3 $4 $7 $9 $5 $7$10 $16 $11 $10 $12 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other 1Q22 2Q22 3Q22 4Q22 1Q23 Key Performance Drivers • Higher investment/wealth fees and capital markets partially offset by lower bank fees • Bank fees down due to full quarter impact of the HSA sale and service charge changes implemented in 4Q22 • 1Q23 Mortgage Activity • Production was $216 million2 ▪ 93% purchase / 7% refi ▪ 30% sold in secondary market • Quarter-end pipeline at $208 million 1

25 Noninterest Expense Adjusted Noninterest Expense $175 $241 $240 $235 $235 $101 $140 $139 $132 $126 $26 $33 $33 $34 $34$22 $28 $24 $22 $23 $26 $40 $44 $47 $51 Salary & Employee Benefits Occupancy & Equipment Technology/Communication Other 1Q22 2Q22 3Q22 4Q22 1Q23 Key Performance Drivers • 1Q23 adjusted noninterest expense1 well controlled • Salaries & employee benefits lower, 4Q22 higher due to performance-driven incentive accrual true-ups • Other expense impacted by higher FDIC assessment expense • 1Q23 adjusted efficiency ratio1 of 48.8% • Merger cost save run rate fully achieved in 4Q22 $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 1

26 Capital CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity Capital Ratios 1Q22 2Q22 3Q22 4Q22 1Q23 CET1 capital to RWA 10.04% 9.90% 9.88% 10.03% 9.98 % Tier 1 capital to RWA 10.79% 10.63% 10.58% 10.71% 10.64 % Total capital to RWA 12.19% 12.03% 11.84% 12.02% 11.96 % TCE to tangible assets 6.51% 6.20% 5.82% 6.18% 6.37 % Key Performance Drivers • 1Q23 ratios decreased as loan growth, merger related charges and stock repurchases more than offset strong retained earnings • TCE to tangible assets impacted by unrealized losses within the investment portfolio due to the higher rate environment (~145 bps at 1Q23) • HTM securities pre-tax unrealized losses of $408 million (~$300 million net of tax) • Repurchased 1.8 million shares of common stock during 1Q23; future repurchases paused in-light of market conditions • Strong capital position validated by internal stress testing

Appendix

28 Projected Acquisition Accounting Impact $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings Accretion on acquired loans and borrowings • $8 million recognized in 1Q23 • $16 million contractual for remainder of 2023 Discount on acquired loan portfolio • $96 million remaining as of 3/31/2023 • $74 million related to First Midwest Contractual Accretion $16 $20 $18 2Q-4Q 2023 2024 2025 Projected Remaining Loan Discount $84 $70 $58 12/31/23 12/31/24 12/31/25 1,2 1

29 Commitment to Strong Corporate Governance Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares • Stock ownership guidelines have been established for executive officers as follows: • As indicated in Old National’s Proxy Statement filed March 30, 2023, each named executive officer has met their stock ownership requirement

30 2022 Executive Compensation Short-Term Incentive Plan Performance Measure Weight Corporate EPS 70% ROATCE 15% Merger-Related Cost Savings 15% Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50% • Tied to long-term shareholder value TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers

Board of Directors

Director	Market	Background
Barbara A. Boigegrain	Chicago, IL	Former CEO and General Secretary of Wespath Benefits and Investments
Thomas L. Brown	Chicago, IL	Former Senior Vice President and CFO of RLI Corp. (NYSE), a specialty insurer serving diverse niche property, casualty and surety markets; former partner, PricewaterhouseCoopers LLP
Kathryn J. Hayley	Chicago, IL	CEO of Rosewood Advisory Services, LLC, a business advisory services firm; former Executive Vice President, United Healthcare, a subsidiary of UnitedHealth Group, Inc. (NYSE)
Peter J. Henseler	Chicago, IL	Chairman of TOMY International, a wholly owned subsidiary of TOMY Company, Ltd., a global designer and marketer of toys and infant products
Daniel S. Hermann	Evansville, IN	Founding partner of Lechwe Holdings LLC; Founder of AmeriQual Group, LLC, where he served as CEO; over 20 years of management experience with Black Beauty Coal Company
Ryan C. Kitchell	Indianapolis, IN	Chairman of the Indiana Governor's Workforce Cabinet; former Executive Vice President and Chief Administrative Officer at Indiana University Health; former Chief Financial Officer of Indiana University Health; former President of IU Health Plans; former Treasurer of Indiana University Health; previously worked for the State of Indiana as Public Finance Director
Austin M. Ramirez	Milwaukee, WI	President and CEO of HUSCO International, a global engineering and manufacturing company
Ellen A. Rudnick	Chicago, IL	Senior Advisor and Adjunct Professor of Entrepreneurship at the University of Chicago Booth School of Business; former Executive Director of the Polsky Center for Entrepreneurship and Innovation at the University of Chicago; former vice president of Baxter International, Inc. (NYSE)
James C. Ryan, III	Evansville, IN	CEO of Old National Bancorp; previously Senior Executive Vice President and CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global Group Inc., a Fortune 500 and NYSE company; former President and Chief Operating Officer of Berry Global
Michael L. Scudder, Executive Chairman	Chicago, IL	Former Chairman and CEO of First Midwest Bancorp, Inc.
Rebecca S. Skillman, Lead Independent Director	Bloomington, IN	Chairperson of Radius Indiana, an economic development regional partnership; former Lieutenant Governor of the State of Indiana as well as Indiana state Senator
Michael J. Small	Chicago, IL	Chairman and Co-Founder of K4 Mobility LLC, a technology developer and provider of satellite communications services; former President and CEO, Gogo, Inc. (NASDAQ)
Derrick J. Stewart	Evansville, IN	Executive Vice President, Chief Operating Officer of the YMCA Retirement Fund; former President & CEO of the YMCA of Greater Indianapolis; former CEO of the YMCA of Southwestern Indiana
Stephen C. Van Arsdell	Chicago, IL	Former senior partner of Deloitte & Touche LLP, where he served as Chairman and CEO
Katherine E. White	Ann Arbor, MI	Brigadier General in the U.S. Army National Guard; currently serving as Special Assistant to the Chief, National Guard Bureau, as Director; Office of Diversity, Equity, and Inclusion, Arlington, VA; Professor of Law at Wayne State University Law School; Regent with the University of Michigan Board of Regents

OLD NATIONAL BANCORP 31

32 Commitment to Corporate Social Responsibility Old National’s 2022 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong corporate governance • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg

33 ESG At A Glance - 2022

34 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 1Q22 4Q22 1Q23 Net interest income (FTE) $226.6 $396.5 $387.1 Add: Fee income 65.2 165.0 70.7 Total revenue (FTE) $291.8 $561.5 $457.8 Less: Provision for credit losses (108.7) (11.4) (13.4) Less: Noninterest expense (215.6) (282.7) (250.7) Income before income taxes $(32.5) $267.4 $193.7 Less: Income taxes (FTE) (4.9) 66.7 47.1 Net income (loss) $(27.6) $200.7 $146.6 Less: Preferred dividends (2.0) (4.0) (4.0) Net income (loss) applicable to common shares $(29.6) $196.7 $142.6 Earnings Per Share $(0.13) $0.67 $0.49 Adjustments: Gain on sale of health savings accounts $0.0 $(90.7) $0.0 Debt securities (gains) losses (0.3) 0.2 5.2 Add: CECL Day 1 non-PCD provision expense 96.3 0.0 0.0 Merger related charges 52.3 20.3 14.6 Property optimzation 0.0 26.8 1.3 Total adjustments $148.3 $(43.4) $21.1 Less: Tax effect on net total adjustments1 (27.1) 11.0 (4.6) Total adjustments, net of tax $121.2 $(32.4) $16.5 Net income applicable to common shares, adjusted $91.6 $164.3 $159.1 Adjusted Earnings Per Diluted Share $0.40 $0.56 $0.54

Non-GAAP Reconciliation

	1Q22	2Q22	3Q22	4Q22	1Q23
Noninterest expense	$215.6	$277.5	$262.4	$282.7	$250.7
Less: Intangible amortization	(4.8)	(7.2)	(7.1)	(6.8)	(6.2)
Noninterest expense, excluding intangible amortization	210.8	270.3	255.3	275.9	244.5
Adjustments:					
Less: Merger related charges[1]	(41.3)	(36.6)	(22.7)	(20.3)	(14.6)
Less: Property optimization	0.0	0.0	0.0	(26.8)	(1.3)
Less: Amoritization of tax credit investments	(1.5)	(1.5)	(2.7)	(5.3)	(2.8)
Adjusted noninterest expense for eff. ratio	**$168.0**	**$232.2**	**$229.9**	**$223.5**	**$225.8**
Net interest income	$222.8	$337.5	$376.5	$391.1	$381.5
Add: FTE adjustment	3.8	4.3	5.0	5.4	5.6
Net interest income (FTE)	$226.6	$341.8	$381.5	$396.5	$387.1
Noninterest income	65.2	89.1	80.4	165.0	70.7
Total revenue (FTE)	$291.8	$430.9	$461.9	$561.5	$457.8
Less: Debt securities (gains) losses	(0.3)	0.1	0.2	0.2	5.2
Total revenue, excluding debt securities (gains) losses	291.5	431.0	462.1	561.7	463.0
Adjustments:					
Less: Gain on sale of health savings accounts	0.0	0.0	0.0	(90.7)	0.0
Adjusted total revenue	**$291.5**	**$431.0**	**$462.1**	**$471.0**	**$463.0**
Efficiency Ratio	**72.3 %**	**62.7 %**	**55.3 %**	**49.1 %**	**52.8 %**
Efficiency Ratio (prior presentation)[2]	**76.2 %**	**62.7 %**	**56.2 %**	**N/A**	**N/A**
Adjusted Efficiency Ratio	**57.6 %**	**53.9 %**	**49.8 %**	**47.5 %**	**48.8 %**
Adjusted Efficiency Ratio (prior presentation)[2]	**57.6 %**	**53.9 %**	**50.8 %**	**N/A**	**N/A**

$ in millions [1] *Excludes $11.0 million of provision for unfunded commitments that is included in provision for credit losses for 1Q22.*
[2] *Prior period presentation reflects reclassification of provision for unfunded commitments from noninterest expense.*

OLD NATIONAL BANCORP 35

Non-GAAP Reconciliation

	1Q22	2Q22	3Q22	4Q22	1Q23
Net interest income	$222.8	$337.5	$376.5	$391.1	$381.5
FTE adjustment	3.8	4.3	5.0	5.4	5.6
Net interest income (FTE)	$226.6	$341.8	$381.5	$396.5	$387.1
Average earnings assets	$31,483.6	$41,003.3	$41,180.0	$41,206.7	$41,941.9
Net interest margin	2.83 %	3.29 %	3.66 %	3.80 %	3.64 %
Net interest margin (FTE)	**2.88 %**	**3.33 %**	**3.71 %**	**3.85 %**	**3.69 %**

	1Q22	4Q22	1Q23
Net income (loss) applicable to common shares	$(29.6)	$196.7	$142.6
Add: Intangible amortization, net of tax[1]	3.9	5.1	4.6
Tangible net (loss) income applicable to common shares	$(25.7)	$201.8	$147.2
Total adjustments, net of tax	$121.2	$(32.4)	$16.5
Adjusted tangible net income applicable to common shares	$95.5	$169.4	$163.7
Average GAAP shareholders' common equity	$4,101.2	$4,692.9	$4,922.5
Less: Average goodwill and other intangible assets	(1,550.6)	(2,132.0)	(2,122.2)
Average tangible shareholders' common equity	$2,550.6	$2,560.9	$2,800.3
Return on average tangible shareholders' common	**(4.0)%**	**31.5 %**	**21.0 %**
Adjusted return on average tangible common equity	**15.0 %**	**26.5 %**	**23.4 %**
Net income (loss)	$(27.6)	$200.7	$146.6
Total adjustments, net of tax	121.2	(32.4)	16.5
Adjusted Net Income	$93.6	$168.3	$163.1
Average Assets	$35,064.9	$46,133.8	$46,982.5
Return on average assets	**(0.31)%**	**1.74 %**	**1.25 %**
Adjusted return on average assets	**1.07 %**	**1.46 %**	**1.39 %**

$ in millions [1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) [2] Certain reclassifications were made to conform to the current presentation

OLD NATIONAL BANCORP 36

37 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 1Q23 GAAP shareholders’ common equity $5,033.7 Less: Goodwill and intangible assets (2,118.9) Tangible shareholder’s common equity $2,914.8 Common shares issued and outstanding 291.9 Tangible common book value $9.98 GAAP shareholders’ common equity $5,033.7 Less: Goodwill and intangible assets (2,118.9) Tangible shareholder’s common equity $2,914.8 Total assets $47,842.6 Less: Goodwill and intangible assets (2,118.9) Tangible assets $45,723.7 Tangible common equity to tangible assets 6.37% 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest income $65.2 $89.1 $80.4 $165.0 $70.7 Less: Gain on sale of health savings accounts 0.0 0.0 0.0 (90.7) 0.0 Less: Debt securities (gains) losses (0.3) 0.1 0.2 0.2 5.2 Adjusted noninterest income $64.9 $89.2 $80.6 $74.5 $75.9 Noninterest expense $215.6 $277.5 $262.4 $282.7 $250.7 Less: merger related charges (41.3) (36.6) (22.7) (20.3) (14.6) Less: property optimization charges 0.0 0.0 0.0 (26.8) (1.3) Adjusted noninterest expense $174.3 $240.9 $239.7 $235.6 $234.8

38 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Noninterest expense 454.1 508.5 PPRN $222.7 $308.0 Adjustments: Debt securities gains $(5.8) $(1.9) Gain on sale of insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 Adjusted revenue $617.1 $814.6 Adjustments: ONB Way charges 0.0 (11.4) Merger related charges (15.9) (6.0) Amortization of tax credit investments 0.0 (2.7) Less: Pension termination charges (9.8) 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges (13.7) $0.0 Adjusted expense $414.7 $488.4 PPRN $202.4 $326.2 Average interest-earning assets $11,841.0 $17,385.2 Adjusted PPRN to average assets 1.71% 1.88%

39 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Provision for credit losses (0.9) (4.7) Less: Noninterest expense (454.1) (508.5) Income before income taxes $221.8 $303.3 Less: Income taxes (FTE) 87.5 65.1 Net income $134.3 $238.2 Earnings Per Share $1.05 $1.38 Adjustments: Debt securities (gains) losses $(5.8) $(1.9) Gain on sale of Insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 ONB Way charges 0.0 11.4 Merger related charges 15.9 6.0 Less: Pension termination charges 9.8 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges 13.7 0.0 Total adjustments $(20.3) $15.5 Less: Tax effect on net total adjustments1 (7.1) 3.8 After-Tax Net Total Adjustments $(13.2) $11.7 Net income applicable to common shares, adjusted $121.1 $249.9 Adjusted Earnings Per Diluted Share $0.95 $1.45

40 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net income applicable to common shares $134.3 $238.2 Add: Intangible amortization (net of tax)1 8.1 12.8 Tangible net income applicable to common shares $142.4 $251.0 Less: Debt securities gains (net of tax)1 $(3.8) $(1.4) Less: Gain on sale of insurance (net of tax)1 (27.2) 0.0 Less: Gain on repurchased bank properties, other gains (net of tax)1 (7.8) 0.0 Add: Diligence, acquisition and integration charges (net of tax)1 10.3 4.4 Add: Pension termination charges (net of tax)1 6.4 0.0 Add: Branch consolidations, severance, foundation funding, and client initiative charges (net of tax)1 8.9 8.6 Adjusted tangible net income applicable to common shares $129.2 $262.6 Average GAAP shareholders’ common equity $1,712.6 $2,781.1 Less: Average goodwill (635.4) (1,036.5) Less: Average intangibles (40.3) (68.2) Average tangible shareholders’ common equity $1,036.9 $1,676.4 Return on average tangible shareholders’ common equity 13.73% 14.97 % Adjusted return on average tangible common equity 12.46% 15.67%

41 Peer Group Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION

42 Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com